Exhibit 99.1

NextPlay Technologies Partners with TruCash Group of Companies to Launch Worldwide Payments Platform and offer International Banking Services to Millions of Account Holders

SUNRISE, FL, March 15, 2022 - NextPlay Technologies, Inc. (Nasdaq: NXTP), announced that NextBank International, the international banking unit of its fintech division, has partnered with TruCash Group of Companies Inc., a leading global payments provider, to launch NextBank Payments, which will include (but not be limited to) Mobile Wallets, Mobile Payments, Credit cards, Debit Cards, and Prepaid products. In addition, NextBank will have the opportunity to offer NextBank’s international banking services to TruCash’s millions of account holders worldwide.

Through its unique partnerships with top global networks, TruCash provides customized prepaid Visa® card solutions that offer a full range of payment options, benefits and rewards. TruCash will provide NextBank a comprehensive mobile wallet, which will include (but not be limited to) a debit and credit card infrastructure, which will include the implementation and management of loyalty programs for credit card issuance, merchant acquiring services and worldwide remittance services.

“As an award-winning leader in the space, TruCash is a great partner for launching our first card services,” stated Todd Bonner, chairman of NextPlay Technologies and head of NextPlay’s fintech division. “They bring more than 25 years of experience in financial services along with worldwide coverage that we believe aligns perfectly with our mission and complementary capabilities.”

NextBank operates under a special license that permits banking for customers around the world in multiple currencies. The partnership with TruCash will enable NextBank to issue cards to customers in nearly every country around the globe, further expanding NextBank’s services.

NextBank plans to offer its new credit card services to partners throughout the world, such as under the recently announced agreement for members of the ABCC cryptocurrency exchange. Once implemented, Crypto exchange and other digital economy companies and their customers will be able to establish credit card and other accounts with NextBank, where they will be able to bank in fiat (government issued) currencies and easily move between fiat and their crypto assets.

The new partnership will also involve NextBank providing TruCash customers depository services (subject to customary compliance requirements), as well as commercial loans, residential mortgage loans, micro loans and wire transfers. Revenue generated by such transactions will be split between NextBank and TruCash.

“We look forward to serving both traditional and crypto customers as they connect their digital assets to the global financial system,” added Bonner, “as well providing TruCash our premium international banking services.”

We expect that exchanges and digital services providers with customers around the world will benefit from the reach and scope of NextBank's expanded capabilities once the partnership with TruCash is fully implemented. Traditional businesses with international operations will be able to unify their banking through NextBank’s worldwide capabilities, rather than applying for and maintaining banking relationships in individual countries.

“We chose NextBank as a partner because they solve fundamental challenges faced by all international business like ours,” commented TruCash president, Diana Fletcher. “This includes the unification and organization of multiple international banking relationships and various international accounts. NextBank's ability to extend banking services to multinational and international customers from a safe, U.S.-regulated bank is unique and long overdue in our new digitally-connected world.”

Once implemented, NextBank customers will be able to access NextBank credit card and international banking services via the NextBank Wallet mobile app. An Apple iOS version is available for download from the Apple store here and an Android version is available here

The new joint offering from TruCash and NextBank is expected to benefit from the rapidly growing global financial technology market, which is projected to grow at a compound annual growth rate of approximately 25% from 2022 to approximately US$324 billion by 2026, according to a Market Data Forecast.

About TruCash Group of Companies

TruCash Group of Companies has more than 30 years of experience in Payments, Loyalty and Banking solutions TruCash Group of Companies, spearheaded the development of Mondex and Visa Cash payment card chip technology, and developed Loyalty programs for Canada’s big banks. TruCash is a pioneer in creating innovative banking products, working with and developing core banking solutions for non-profits, private Companies and governments across the globe. Among her industry firsts, Diana Fletcher worked with the Government of Canada to launch the country’s first cash back points program for all of Canada’s sports associations. Diana also led the development of the first web-based digital currency platform in the world and advises central banks worldwide on payments and innovation.

trucashuniverse.com.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “intends,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; current regulation governing digital currency activity is often unclear and is evolving; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our travel business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contact:

NextPlay Technologies, Inc.

Richard Marshall

Director of Corporate Development

Tel: (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com

TruCash Group of Companies

Name: Chris Michaelis

Title: Director of marketing

Tel: 647-821-5539

Email: chris.michaelis@trucash.com

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